CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO
API SUPPLY AGREEMENT

This Second Amendment (“Second Amendment”) is entered into as of May 2, 2022 (the “Second Amendment Effective Date”), by and between Xeris Pharmaceuticals, Inc. (“Xeris”) and Bachem Americas, Inc. (“Bachem”). Xeris and Bachem may be referred to individually as a “Party” or collectively as the “Parties.” Capitalized terms used in this Second Amendment without definition shall have the same meaning as set forth in the Agreement (defined below).

WHEREAS Xeris and Bachem entered into that certain API Supply Agreement for Glucagon, dated and effective January 1, 2018, and that certain First Amendment to API Supply Agreement dated February 26, 2021 (collectively “the Agreement”); and
WHEREAS the Parties have agreed to amend the Agreement to update Glucagon tiered pricing for Calendar Year [***], and to set forth a mechanism to review and confirm recently negotiated [***] pricing for the years [***];
NOW THEREFORE in consideration of the mutual promises contained herein, effective as of the Second Amendment Effective Date, the Parties affirm and agree as follows:
1.Exhibit 1, API Pricing, of the Agreement is hereby deleted and replaced with Exhibit 1 attached hereto, which contains [***] tiered pricing for Glucagon beginning Calendar Year [***], and [***] tiered pricing for Glucagon for the years [***];
2.Section 3.4 is hereby added to the Agreement as follows:
3.4 Annual Price Adjustment. The Parties acknowledge that annual price adjustments may be necessary to account for changes in the Specifications or a change in BACHEM's cost of (i) raw materials; or (ii) labor costs; or (iii) costs for energy and other utilities; or (iv) any other costs to manufacture the Product that results in a material increase in the cost of manufacturing of the API. BACHEM and XERIS agree to meet once annually, acting reasonably and in good faith, to review and confirm in writing by September 30th of each prior year the [***] tiered pricing set forth in Exhibit 1.
This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, as if entered into by New York residents and executed and wholly performed within the State of New York. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. All other terms, conditions and obligations of the Agreement shall remain in force. To the extent any provision of the Agreement conflicts with any provision of this Second Amendment, this Second Amendment shall control.
[Signature page follows]
IN WITNESS THEREOF, each of Xeris and Bachem have caused this Second Amendment to be executed by their respective duly authorized representatives as of the Second Amendment Effective Date.

Xeris Pharmaceuticals, Inc. By: /s/ Peter Valentinsson Name: Peter Valentinsson Title: SVP, Global Technical Operations	Bachem Americas, Inc. By: /s/ Anne-Kathrin Stoller Name: Anne-Kathrin Stoller Title: Chief Operating Officer
ACKNOWLEDGED BY: Bachem AG By: /s/ Andre Casagrande Name: Andre Casagrande Title: Head of Global Sales Generics

EXHIBIT 1
API PRICING

[***] Pricing (Effective [***])

Glucagon	[***]
[***]g	USD [***]/g
[***]g	USD [***]/g
[***]g	USD [***]/g
> [***]g	USD [***]/g

[***] Pricing*

Glucagon	[***]	[***]	[***]
[***]g	USD [***]	USD [***]	USD [***]/g
[***]g	USD [***]	USD [***]	USD [***]/g
[***]g	USD [***]	USD [***]	USD [***]/g
> [***]g	USD [***]	USD [***]	USD [***]/g

*[***] API pricing to be converted to [***] API Pricing through good faith discussion and written mutual agreement by September 30th of the previous year.